UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
_____________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	October 9, 2019
INTEGER HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)
_____________________________________

Delaware	1-16137	16-1531026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway,	Suite 1150	Plano,	Texas	75024
(Address of principal executive offices)				(Zip Code)
(214) 618-5243
Registrant’s telephone number, including area code
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ITGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(b)    On October 9, 2019, the Board of Directors of Integer Holdings Corporation (the “Company”) approved a change to the Company’s fiscal year so that it will be based on the calendar year instead of a 52/53-week fiscal year. Upon receipt of the customary approval of the lenders under the Company’s senior credit facilities, the Company’s current fiscal year will end on December 31, 2019, rather than January 3, 2020, with subsequent fiscal years beginning on January 1 and ending on December 31. The change in fiscal year will be implemented so that, on a go-forward basis, each of the Company’s fiscal years (except for leap years) has 365 days, which will allow for consistent comparison between fiscal years. The Company’s first three fiscal quarters in each fiscal year will continue to end on the Friday nearest March 31, June 30 and September 30, respectively.
The Company will not be required to file a transition report because this change is not deemed a change in fiscal year for purposes of reporting subject to Rule 13a-10 or Rule 15d-10 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the new fiscal year will commence within seven days of the prior fiscal year and the new fiscal year will commence with the end of the prior fiscal year.
Item 7.01. Regulation FD Disclosure.
Impact of Change in Fiscal Year on Prior Guidance
We estimate this reduction of three days in our 2019 fiscal calendar (of which two are business days) will lower 2019 sales by $4 million to $6 million, which we expect will put us at the low end of our prior sales guidance of $1,265 million to $1,280 million. We expect to be solidly within our prior guidance for earnings per diluted share (“EPS”) and earnings before interest, taxes, depreciation and amortization (“EBITDA”) as our manufacturing excellence strategic imperative is generating efficiency that offsets the impact of the lower sales.  2019 guidance remains unchanged: EPS of $2.89 to $3.09 per share, adjusted EPS of $4.25 to $4.45 per share and adjusted EBITDA of $277 million to $285 million.
The information furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.
Non-GAAP Financial Measures
This Current Report on Form 8-K references adjusted EPS and adjusted EBITDA, each from continuing operations. Adjusted EPS from continuing operations consists of GAAP amounts adjusted for the following to the extent occurring during the period: (i) acquisition and integration related charges and expenses, (ii) amortization of intangible assets, (iii) facility consolidation, optimization, manufacturing transfer and system integration charges, (iv) asset write-down and disposition charges, (v) charges in connection with corporate realignments or a reduction in force, (vi) certain legal expenses, charges and gains, (vii) unusual or infrequently occurring items, (viii) gain (loss) on equity investments, (ix) extinguishment of debt charges, (x) the income tax (benefit) related to these adjustments and (xi) certain tax items that are outside the normal provision for the period. Adjusted EPS from continuing operations is calculated by dividing adjusted income from continuing operations by diluted weighted average shares outstanding. EBITDA from continuing operations is calculated by adding back interest expense, GAAP provision (benefit) for income taxes, depreciation and amortization expense, to income from continuing operations, which is the most directly comparable GAAP measure. Adjusted EBITDA from continuing operations consists of EBITDA from continuing operations plus GAAP stock-based compensation and the same adjustments as listed above except for items (ii), (ix), (x) and (xi).
We believe that the presentation of adjusted EPS and adjusted EBITDA, each from continuing operations, provides important supplemental information to management and investors seeking to understand the financial and business trends relating to our financial condition and results of operations.
A discussion of a reconciliation to the closest corresponding GAAP financial measures for adjusted EPS and adjusted EBITDA is included in our earnings release for the second quarter of 2019 as included as an exhibit to the Current Report on Form 8-K filed by the Company on August 1, 2019.
Cautionary Statement Regarding Forward-Looking Statements
Some of the statements contained in this Current Report on Form 8-K are not statements of historical or current fact. As such, they are "forward-looking statements" within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. We have based these forward-looking statements on our current expectations, and these statements are subject to known and unknown risks, uncertainties and assumptions. Forward-looking statements include statements relating to future sales, expenses, and profitability; future development and expected growth of our business and industry; our ability to execute our business model and our business strategy; our ability to identify trends within our industries and to offer products and services that meet the changing needs of those markets; our ability to remain in compliance with our debt covenants; projected capital expenditures; and other events, conditions or developments that will or may occur in the future. You can identify forward-looking statements by terminology such as "may," "will," "should," "could," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or "variations" or the negative of these terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially from those stated or implied by these forward-looking statements. In evaluating these statements and our prospects, you should carefully consider the risks identified and discussed in documents that the Company has filed or will file from time to time with the U.S. Securities and Exchange Commission. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. Forward-looking statements speak only as of the date they are made, and, except as may be required by law, we assume no obligation to update forward-looking statements in this Current Report on Form 8-K, whether to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial conditions or prospects, or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	October 15, 2019	INTEGER HOLDINGS CORPORATION

		By:	/s/ Jason K. Garland
Jason K. Garland
Executive Vice President and Chief Financial Officer